THE TAIWAN FUND, INC. (THE ‘FUND’)
MONTHLY INSIGHT

JUNE 30, 2012

IN BRIEF

Net asset value per share	US$16.43
Market price	US$15.00
Premium/(discount)	(8.70%)
Fund size	US$151.3m

Source: State Street Bank and Trust Company.

At June 30, 2012		US$ return
	Fund*	TAIEX Index†
	%	%
One month	(0.1)	(0.1)
Three months	(8.6)	(9.1)
One year	(19.4)	(16.0)
Three years % pa	10.5	11.4

Past performance is not a guide to future returns.

Returns are annualized, except for periods of less than one year.

*Source: State Street Bank and Trust Company.

NAV performance.

†Source: TWSE. The Index shown is the TAIEX Total Return Index.

FUND MANAGERS

Wong Kok Hoi	James Liu

MANAGER’S COMMENTARY

The Taiwan Stock Exchange Index (TWSE) started the month sharply lower due to further twists in the capital gains tax (CGT) saga, and also mounting political uncertainties in Europe. Losses were gradually pared as global investor sentiment improved significantly after Greece’s pro-bailout party won the election on June 17, which was seen as a last chance for the country to remain in the eurozone. At the G20 summit in Mexico, world leaders urged Europe to take all necessary measures to overcome the eurozone debt crisis. The TWSE Index ended the month almost flat.

After meeting with Kuomingtang legislators at the end of May, Taiwan’s premier, Sean Chen, introduced the latest version of the CGT, seen primarily to be aimed at ‘big local individual investors’. A further legislative session has been set for the end of July to discuss controversial issues, including the CGT. The latest version announced by Premier Chen is expected to have a higher chance of passing. However, if the legislators fail to pass it, the overhang of the CGT will continue, putting further pressure on the stock market.

A few significant events happened within the technology sector during the month. These included MediaTek Inc., Taiwan’s largest chip designer, announcing that it was to buy Mstar Semiconductor Inc., the world’s biggest maker of TV chips. This complementary merger was well received by the market, and the shares of both companies surged after the news was released. The combined company will be the world’s fourth-largest chip designer (behind Qualcomm, Broadcom and AMD). On a separate note, the last two weeks of June saw sudden changes in patterns of demand, with practically all aspects of the PC component chain downgrading estimates. In their annual general meetings, most PC ODMs (Original Design Manufacturers) acknowledged that visibility was limited. As a result, their forecast for 20% half-on-half growth for the rest of 2012 may still be too optimistic. A major reason for the slowing demand is the ongoing uncertainty in Europe, which has dampened consumer sentiment worldwide, and worries about slowing demand from China. The share price of Levono, which derives 75% of its profit from China, has fallen 25% in the past two weeks as rumors circulate that the company may have to revise down its growth guidance.

There remain significant headwinds for Taiwan’s export-oriented economy. According to the recently released Economic Situation Summary by Taiwan’s Council for Economic Planning and Development, the island’s May exports and imports respectively decreased by 6.3% and 10.5% from a year ago, while industrial production fell 0.2% and export orders were down 3.0% year on year. In April, the overall monitoring indicator flashed the ‘blue’ (sluggish) signal for the seventh consecutive month.

MONTHLY INSIGHT

INVESTMENT STRATEGY AND PERFORMANCE

Key positive contributors to the Fund over the month included WT Microelectronics, Yung Tay Engineering and Wistron NeWeb. Electronic-component distributor WT Microelectronics’ stock rebounded on the prospect of a pickup in business in the third quarter. In addition, the valuation looks attractive with a price/earnings ratio below 10x. Lift-manufacturer Yung Tay Engineering performed well due to the recovery in China’s property market, which is expected to support demand for its products. Meanwhile, the shares of communication-products manufacturer Wistron NeWeb rose as market prospects brightened for its DBS (Direct Broadcast Satellite), ADM (Automotive & Digital Media) and antenna segments.

Detracting from performance were First Steamship and Mercuries & Associates. First Steamship, which is mainly engaged in marine transport, also owns department stores in China, and these experienced slower same-store sales growth. In addition, the IPO of its China subsidiary didn’t perform as well as the market had hoped. Meanwhile, Mercuries & Associates underperformed as the slow domestic economy in Taiwan negatively affected its department-store and supermarket businesses.

We sold the holding in Excelsior Medical as we expect competition will increase for the company’s key dialysis-equipment business in Taiwan. In addition, changes to the island’s medical-insurance scheme will have a negative affect on the margins of dialysis operators and equipment makers. The company’s dialysis joint venture in China, meanwhile, will take time to materialize.

Source: Martin Currie Inc. and APS Asset Management Pte Ltd.

For further information please go to www.thetaiwanfund.com.

Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS

June 30, 2012
Market cap	US$138.1m
Shares outstanding	9,207,777
Exchange listed	NYSE
Listing date	1986
Listed and direct investment manager	Martin Currie Inc

Source: State Street Bank and Trust Company.

PERFORMANCE		(US$ RETURNS)

(US$ returns)	NAV %	Market price %
One month	(0.1)	(3.4)
Three months	(8.6)	(10.9)
Three years % pa	10.5	9.5

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

Source: State Street Bank and Trust Company.

SECTOR ALLOCATION

	Fund %*	Benchmark %†
Electronics	29.7	51.3
Construction	16.8	1.8
Wholesale and retail	13.0	5.6
Transportation	9.5	2.2
Healthcare	8.5	—
Textiles	6.4	1.8
Electric and machinery	4.8	1.4
Finance	4.6	12.1
Plastics	3.7	7.8
Cement	2.2	1.4
Steel and iron	—	3.0
Others	—	2.6
Chemicals	—	2.2
Foods	—	1.9
Rubber	—	1.7
Automobile	—	1.6
Tourism	—	0.6
Electrical appliance and cable	—	0.4
Paper and pulp	—	0.3
Glass and ceramics	—	0.3
Other assets and liabilities, net	0.8	—

*Source: State Street Bank and Trust Company.

†Source: TWSE.

15 LARGEST HOLDINGS*

		% of net
64.2% of holdings	Sector	assets
WT Microelectronics	Electronics	9.4
YungShin Global Holding	Healthcare	6.1
First Steamship	Transportation	5.0
Ruentex Development	Construction	4.4
Mercuries & Associates	Wholesale and retail	4.3
Aurora	Electronics	4.0
Advantech	Electronics	3.9
Yem Chio	Plastics	3.7
Yungtay Engineering	Electric and machinery	3.6
Wistron NeWeb	Electronics	3.5
Makalot Industrial	Textiles	3.5
PC Home Online	Wholesale and retail	3.4
Taiflex Scientific	Electronics	3.4
Farglory F T Z Investment Holding	Transportation	3.1
Far Eastern New Century	Textiles	2.9

*Source: State Street Bank and Trust Company.

PERFORMANCE						(US$ returns at June 30, 2012)

	One month	Three months	Calendar year	One year	Three years	Five years	Ten years	Since launch
	%	%	to date	%	% pa	% pa	% pa	% pa
			%
The Taiwan Fund, Inc.*	(0.1)	(8.6)	3.1	(19.4)	10.5	(1.8)	5.8	8.5
TAIEX Index†	(0.2)	(9.2)	4.5	(19.0)	7.6	(2.0)	4.7	8.3
TAIEX Total Return Index†	(0.1)	(9.1)	4.7	(16.0)	11.4	1.7	na	na
MSCI Taiwan Index†	(0.5)	(9.5)	3.6	(15.0)	10.6	(0.4)	5.9	na

Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

*Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

MONTHLY INSIGHT

PORTFOLIO IN FULL

	Company					% of
Sector	(BGB ticker)		Price	Holding	Value US$	net assets

ELECTRONICS						29.7
WT Microelectronics	3036	TT	NT$40.3	10,584,556	$14,255,592	9.4
Aurora	2373	TT	NT$44.3	4,060,000	$6,018,337	4.0
Advantech	2395	TT	NT$98.6	1,808,100	$5,965,490	3.9
Wistron NeWeb	6285	TT	NT$61.2	2,622,000	$5,369,463	3.5
Taiflex Scientific	8039	TT	NT$43.8	3,452,821	$5,060,517	3.4
GeoVision	3356	TT	NT$115.5	989,000	$3,822,302	2.5
MPI	6223	TT	NT$61.0	1,448,000	$2,955,597	2.0
Tatung	2371	TT	NT$6.4	4,770,897	$1,015,322	0.7
HTC	2498	TT	NT$389.5	30,000	$390,999	0.3

CONSTRUCTION						16.8
Ruentex Development	9945	TT	NT$45.6	4,315,082	$6,584,164	4.4
Hung Poo Real Estate Development	2536	TT	NT$25.0	4,929,873	$4,115,788	2.7
Acter	5536	TT	NT$123.5	941,179	$3,889,430	2.6
Goldsun Development & Construction	2504	TT	NT$10.6	11,314,980	$3,994,413	2.6
King’s Town Construction	2524	TT	NT$25.7	4,261,680	$3,664,888	2.4
Taiwan Land Development	2841	TT	NT$11.6	8,177,799	$3,174,251	2.1

WHOLESALE AND RETAIL						13.0
Mercuries & Associates	2905	TT	NT$22.3	8,825,169	$6,570,520	4.3
PC Home Online	8044	TT	NT$168.0	906,588	$5,096,429	3.4
Taiwan Tea	2913	TT	NT$14.6	8,231,000	$4,021,168	2.7
Test-Rite International	2908	TT	NT$20.4	5,894,000	$4,013,482	2.6

TRANSPORTATION						9.5
First Steamship	2601	TT	NT$33.6	6,714,000	$7,548,616	5.0
Farglory F T Z Investment Holding	5607	TT	NT$16.1	8,723,000	$4,699,358	3.1
Taiwan High Speed Rail	2633	TT	NT$5.1	12,597,600	$2,141,402	1.4

HEALTHCARE						8.5
YungShin Global Holding	3705	TT	NT$41.0	6,761,000	$9,264,278	6.1
Pacific Hospital Supply	4126	TT	NT$89.5	1,223,142	$3,663,082	2.4

TEXTILES						6.4
Makalot Industrial	1477	TT	NT$86.5	1,828,000	$5,291,016	3.5
Far Eastern New Century	1402	TT	NT$31.5	4,216,836	$4,444,716	2.9

ELECTRIC AND MACHINERY						4.8
Yungtay Engineering	1507	TT	NT$50.0	3,274,000	$5,477,664	3.6
Good Friend International Holdings	912398	TT	NT$13.0	4,145,000	$1,796,144	1.2

FINANCE						4.6
Yuanta Financial Holding	2885	TT	NT$13.6	9,631,900	$4,367,149	2.9
Union Bank of Taiwan	2838	TT	NT$10.1	7,507,000	$2,537,082	1.7

	Company					% of
Sector	(BGB ticker)		Price	Holding	Value US$	net assets

PLASTICS						3.7
Yem Chio	4306	TT	NT$27.7	5,979,833	$5,532,621	3.7

CEMENT						2.2
Wei Mon Industry	8925	TT	NT$15.3	6,433,854	$3,293,892	2.2

OTHER ASSETS AND LIABILITIES, NET					$1,235,037	0.8

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of June 30, 2012.

INDEX DESCRIPTIONS

TAIEX Index

The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The Index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index

The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

MSCI Taiwan Index

The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The Index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of June 30, 2012, it contained 114 constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

2 Avenue de Lafayette

PO Box 5049

Boston, MA 02111

Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc (‘MC Inc’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc is authorised and regulated by the Financial Services Authority (‘FSA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES

Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY

10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and regulated by the Financial Services Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.